SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                October 26, 2004
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                            MEMBERWORKS INCORPORATED
                            ------------------------
             (Exact name of registrant as specified in its charter)



     DELAWARE                         0-21527                 06-1276882
     --------                         -------                 ----------
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                           ---------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                                 --------------
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K s intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

                            MEMBERWORKS INCORPORATED


2.02 Results of Operations and Financial Condition.
On October 26, 2004, Vertrue Incorporated issued a press release announcing fiscal year 2005 first quarter results, a copy of which is attached hereto as
Exhibit 99 and is incorporated by reference herein in its entirety.

9.01 Financial Statements and Exhibits.
(c)  Exhibits
     99 Press Release dated October 26, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 MEMBERWORKS INCORPORATED
                                 (Registrant)


Date:  October 26, 2004
                                By: /s/ Gary A. Johnson
                                    --------------------------------
                                    Gary A. Johnson, President and Chief
                                    Executive Officer